UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

Certified Annual Shareholder Report of Registered Management Investment Companies

Investment Company Act file number: 811-04643

Volumetric Fund Inc

87 Violet Drive, Pearl River, NY 10965

Jeffrey Gibs

87 Violet Drive, Pearl River, NY 10965

(Name and address of agent for service)

Registrant's telephone number: 845-623-7637

Date of fiscal year end: December 31, 2024

Date of reporting period: December 31, 2024

Item 1.  Reports to Stockholders.

Volumetric Fund, Inc. VOLMX	Annual Report December 31, 2024

This Annual Report contains important information about Volumetric Fund, Inc. (“Fund”) for the period of January 1, 2024, to December 31, 2024 (the “Period”). You can find additional information about the Fund at volumetric.com. You can also request this information by contacting us at 800-541-3863 or info@volumetric.com.

WHAT WERE THE FUND COSTS

FOR THE PERIOD?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Volumetric Fund	$201	1.89%

HOW DID THE FUND PERFORM

LAST YEAR?

The Fund saw a 12.85% appreciation in 2024, finishing the year at $23.83 per share. This share price reflects a $1.61 reduction due to the long-term capital gains distribution paid to shareholders on December 27, 2024. On November 11, 2024, the Fund reached an all-time high net asset value (NAV) of $27.11.

Generally, during the year, the adviser’s analysis and indicators suggested favorable stock market conditions, prompting a higher allocation in equities and a reduced allocation in money market instruments. On average, the Fund allocated 91.3% of its portfolio into equities/ETFs and 8.7% in money market assets. More specifically, during the year, the Fund’s equity/ETF allocation ranged from a low of 86%, to a high of 95% of the portfolio. The changes in equity and money market allocation were a defensive strategy, aiming to reduce downside risk and safeguard the Fund’s value. This tactical allocation approach aligns with the Fund’s investment objective, which may prioritize risk reduction over higher returns by adjusting equity exposure during periods of unfavorable market conditions.

Furthermore, the Fund’s investment strategy emphasized diversification beyond the S&P 500 Index, which is heavily concentrated in just seven stocks and the technology sector. Instead, the Fund sought to provide broader diversification by investing across a variety of sectors, as well as maintaining a portion of assets in a money market investment.

CUMULATIVE PERFORMANCE

The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. The FTSE 3-month Treasury Bill Index measures the performance of short-term U.S. government debt securities. The S&P 500 Index represents the equity portion of the Fund’s portfolio, and the FTSE 3-month Treasury Bill Index represents the cash/cash equivalent (money market) portion of the Fund’s portfolio.

The above chart represents historical performance of a hypothetical $10,000 investment over the past 10 years. The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph above and table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN

	1 Year	5 Years	10 Years
Volumetric Fund	12.85%	7.14%	6.62%
S&P 500 Index	25.02%	14.53%	13.10%
FTSE 3 Month T-Bill Index	5.45%	2.54%	1.79%

FUND STATISTICS

Net Assets	$ 40,770,705
Number of Portfolio Holdings	54
Total Advisory Fees	$ 749,385
Portfolio Turnover	46%

Annual Report - December 31, 2024

WHAT DID THE FUND INVEST IN?

(as of 12/31/24)

SECTOR ALLOCATION (% of net assets)	INVESTMENT ALLOCATION (% of net assets)

TOP EQUITY HOLDINGS	HOLDINGS %
SPDR S&P 500 ETF Trust	7.2
Waste Connections Inc	2.8
Amazon.com Inc	2.7
ServiceNow Inc	2.5
Jacobs Solutions	2.0
Pilgrim’s Pride Corp	2.0
Meta Platforms Inc	2.0
Alphabet Inc	2.0
Packaging Corp of America	2.0
Analog Devices Inc	1.9

TOP PERFORMING EQUITIES	UNREALIZED GAIN %
Microsoft Corp	633.8
Apple Inc	476.0
Amazon.com Inc	357.7
Meta Platforms Inc	346.8
Applied Materials Inc	315.1
Waste Connections Inc	292.0
Salesforce Inc	255.6
SPDR S&P 500 ETF Trust	252.2
Raymond James Financial	186.0
Jacobs Solutions	151.0

MATERIAL FUND CHANGES

This is a summary of certain changes to the Fund since January 1, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by April 30, 2025, or upon request by contacting us at 800-541-3863 or info@volumetric.com.

Effective July 5, 2024, Mr. Alejandro (“Alex”) Aleman is the portfolio manager to the Fund in addition to Jeffrey Gibs.

CHANGES IN OR DISAGEEEMENTS WITH ACCOUNTANTS

There were no changes or disagreements with the accountants during the reporting period.

ADDITIONAL INFORMATION

If you wish to view additional information about the Fund, free of charge, including but not limited to updated performance information, the Fund's prospectus, proxy voting information (including the Fund's proxy voting policies), financial statements or holdings, please visit volumetric.com. For more information regarding this Annual Report, you may view the N-CSR report at volumetric.com/2024annualNCSR.

Volumetric Fund, Inc. 87 Violet Drive, Pearl River, New York 10965 Phone: 800-541-FUND or 845-623-7637 >Web: volumetric.com >Email: info@volumetric.com

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, 'code of ethics' means written standards that are reasonably designed to deter wrongdoing and to promote:

1.Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.

2.Full, fair, accurate, timely, and understandable disclosure in reports and documents that a Registrant files with, or submits to, the Commission and in other public communications made by the Registrant.

3.Compliance with applicable governmental laws, rules, and regulations.

4.The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

5.Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the Code of Ethics.

(d) Waivers: During the period covered by the report, the Registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(e) The Code of Ethics and amendments (c) or waivers (d) to the Code of Ethics are not posted on Registrant's website; however, the website states how the Code of Ethics information may be obtained free of charge upon request.

(f) A copy of the Code of Ethics is attached as an exhibit. You may request a free copy of the Code of Ethics by calling the Fund at 800-541-3863 or writing to Volumetric Fund, 87 Violet Drive, Pearl River, New York 10965.

Item 3. Audit Committee Financial Expert.

(a) The Registrant's Board of Directors has determined that Stephen Samitt is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Samitt is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

a) Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2024 - $17,100

2023 - $16,500

(b) Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

2024 - None

2023 - None

(c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

2024 - $3,000

2023 - $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

2024 - None

2023 - None

(e)

(1) Audit Committee's Pre-Approval Policies

The Registrant's Audit Committee is required to pre-approve all audit services and non-audit services (including audit-related, tax and all other services) to the registrant.  The Registrant's Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

Audit-Related Fees:0%

Tax Fees:               100%

All Other Fees:0%

(f) During the audit of the registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2024 - $0

2023 - $0

(h) Not applicable.

(i) The Registrant is not owned or controlled by a foreign governmental entity.

(j) The Registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrant.

Not applicable to open-end investment companies.

Item 6. Investments.

(a) Investments are included as part of the financial statements filed under Item 7 of this Form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

	VOLUMETRIC FUND, INC.
	STATEMENT OF NET ASSETS
	December 31, 2024

Equities: 86.9%
Shares	Company	Value
	Aerospace & Defense -- 1.4%
1,600	Curtiss-Wright Corp	$ 567,792
		567,792
	Apparel & Textile Products -- 1.3%
2,600	Deckers Outdoor Corp*	528,034
		528,034
	Asset Management -- 3.1%
1,100	Ameriprise Financial Inc	585,673
4,500	Raymond James Financial	698,985
		1,284,658
	Banking -- 4.6%
13,600	Bank Of America Corp	597,720
2,500	JPMorgan Chase & Co	599,275
3,500	PNC Financial Services Group	674,975
		1,871,970
	Chemicals -- 1.6%
2,700	Ecolab Inc	632,664
		632,664
	Commercial Support Services -- 4.1%
2,300	Clean Harbors Inc*	529,322
6,600	Waste Connection Inc	1,132,428
		1,661,750
	Construction Materials -- 1.1%
1,800	Vulcan Materials Co	463,014
		463,014
	Containers & Packaging -- 2.0%
3,600	Packaging Corp of America	810,468
		810,468
	Diversified Industrials -- 3.1%
6,100	Emerson Electric Co	755,973
3,700	ITT Inc	528,656
		1,284,629
	E-Commerce Discretionary -- 2.7%
5,000	Amazon.com Inc*	1,096,950
		1,096,950
	Electric Utilities -- 1.2%
9,000	Dominion Energy Inc	484,740
		484,740
	Electrical Equipment -- 1.5%
1,400	Hubbell Inc	586,446
		586,446
	Engineering & Construction -- 3.3%
6,200	Jacobs Solutions Inc	828,444
13,500	Tetra Tech Inc	537,840
		1,366,284
	Equity Traded Fund -- 7.2%
5,000	SPDR S&P 500 ETF Trust	2,930,400
		2,930,400

	STATEMENT OF NET ASSETS
	December 31, 2024 (continued)
Shares	Company	Value
	Food -- 2.0%
18,200	Pilgrim's Pride Corp*	$ 826,098
		826,098
	Industrial Support Services -- 1.6%
600	W.W. Grainger Inc	632,430
		632,430
	Insurance -- 4.2%
5,300	Aflac Inc	548,232
1,900	Arthur J Gallagher & Co	539,315
2,900	Reinsurance Group of America	619,527
		1,707,074
	Internet Media & Services -- 4.0%
4,300	Alphabet Inc - Class C	818,892
1,400	Meta Platforms Inc	819,714
		1,638,606
	Leisure Facilities & Services -- 1.1%
2,600	Texas Roadhouse Inc	469,118
		469,118
	Leisure Products -- 1.0%
24,000	Mattel, Inc*	425,520
		425,520
	Machinery -- 3.0%
2,700	Applied Industrial Technologies Inc	646,569
10,000	Flowserve Corp	575,200
		1,221,769
	Medical Equipment & Devices -- 3.5%
5,400	Edwards Lifesciences Corp*	399,762
3,600	Illumina Inc*	481,068
1,000	Intuitive Surgical Inc*	521,960
		1,402,790
	Oil & Gas Producers -- 1.4%
15,500	Range Resources Corp	557,690
		557,690
	Real Estate Services -- 1.2%
3,800	CBRE Group Inc*	498,902
		498,902
	Retail - Consumer Staples -- 4.2%
1,300	Casey's General Store Inc	515,099
825	Costco Wholesale Corp	755,923
3,200	Target Corp	432,576
		1,703,598
	Semiconductors -- 4.3%
3,800	Advanced Micro Devices Inc*	459,002
3,600	Analog Devices Inc	764,856
3,200	Applied Materials Inc	520,416
		1,744,274
	Software -- 6.9%
920	Intuit Inc	578,220
1,300	Microsoft Corp	547,950
2,000	Salesforce, Inc	668,660
950	ServiceNow, Inc*	1,007,114
		2,801,944

	STATEMENT OF NET ASSETS
	December 31, 2024 (continued)
Shares	Company	Value
	Specialty Finance -- 1.8%
4,200	Capital One Financial Corp	748,944
		748,944
	Technology Hardware -- 1.8%
3,000	Apple Inc	$ 751,260
		751,260
	Technology Services -- 3.9%
1,300	CACI Intl Inc*	525,278
2,500	Fiserv Inc*	513,550
4,900	Global Payments Inc	549,094
		1,587,922
	Transportation & Logistics -- 1.3%
4,800	Expeditors Intl Wash Inc	531,696
		531,696
	Transportation Equipment -- 1.5%
3,200	Wabtec Corp	606,688
		606,688
TOTAL EQUITIES (Cost: $ 22,482,032)		35,426,122
SHORT-TERM INVESTMENTS 13.2%
5,371,562 Shares -- Fidelity Investment Money Market
Gov Portfolio - Class I, 4.38%** (Cost: $5,371,562)		5,371,562
TOTAL INVESTMENTS (Cost: $27,853,594): 100.1%		40,797,684
RECEIVABLES: 0.1%
Dividends and Interest Receivable		33,078
Capital Shares Receivable		9,311
TOTAL RECEIVABLES		42,389
TOTAL ASSETS		40,840,073
LIABILITIES: -0.2%
Accrued Management Fees		(67,268)
Capital Shares Payable		(2,100)
TOTAL LIABILITIES		(69,368)
NET ASSETS 100.0%		$ 40,770,705

COMPOSITION OF NET ASSETS
Net capital paid on shares of stock		$ 27,826,615
Distributable Earnings		12,944,090
NET ASSETS		$ 40,770,705

VOLUMETRIC SHARES OUTSTANDING		1,710,932

NET ASSET VALUE, OFFERING & REDEMPTION PRICE PER SHARE		$ 23.83

*Non-income producing security. ** Variable Rate Security. The rate presented is as of December 31, 2024.

See notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For one share outstanding throughout each year)

           Years Ended December 31,

	2024	2023	2022	2021	2020

Net asset value, beginning of year	$22.53	$20.67	$25.43	$23.32	$21.41
Income (loss) from investment operations
Net investment (loss) gain	(0.11)	0.00*	(0.07)	(0.17)	(0.12)
Net realized and change in unrealized
gain (loss) on investments	3.02	2.60	(3.56)	4.32	2.27
Total from investment operations	2.91	2.60	(3.63)	4.15	2.15
Less distributions from:
Net investment income	0.00	0.00*	0.00	0.00	0.00
Net realized gains	(1.61)	(0.74)	(1.13)	(2.04)	(0.24)
Total distributions	(1.61)	(0.74)	(1.13)	(2.04)	(0.24)
Net asset value, end of year	$23.83	$22.53	$20.67	$25.43	$23.32
Total return	12.85%	12.56%	(14.25%)	17.78%	10.05%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$40,771	$37,266	$36,316	$43,330	$37,866
Ratio of expenses to average net assets	1.89%	1.90%	1.89%	1.89%	1.91%
Ratio of net investment income (loss) to average net assets	(0.45%)	0.00%**	(0.31%)	(0.67%)	(0.58%)
Portfolio turnover rate	46%	62%	67%	34%	36%

*Amount represents less than $0.01

** Amount represents less than 0.01%

NOTES TO FINANCIAL STATEMENTS

As of December 31, 2024

1.Significant Accounting Policies

Volumetric Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end investment company. The Fund’s investment objective is capital growth. Its secondary objective is downside protection. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in conformity with U.S. Generally Accepted Accounting Principles (“GAAP”), as detailed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”).  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of FASB ASC Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update 2013-08.

a)Valuation of Securities: Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the closing price on the day of valuation. If a market quote is not available, the Fund will value the security at the fair market value as determined in good faith by the Valuation Committee, as directed by the Board of Directors (the “Board”).

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires certain disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•Level 1 – quoted prices in active markets for identical securities

•Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily indications of the risk associated with investing in those securities.

As of December 31, 2024, all the securities held by the Fund were valued using Level 1 inputs. See the Fund’s Statement of Net Assets for a listing of securities valued using Level 1 inputs by security type and industry type, as required by GAAP.

b)Securities Transactions and Investment Income: Realized gains and losses are determined on the identified cost basis which is the same basis used for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date, with any applicable foreign tax withheld, and interest income is recognized on an accrual basis.

c)Federal Income Taxes: The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all the Fund’s taxable income to its shareholders. Therefore, no federal income tax provision is required. The Adviser shall not pay those expenses of the Fund which are related to income taxes or penalties associated with taxes. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on Federal and state income tax returns for all open tax years (2021-2023) or expected to be taken during the year ended December 31, 2024, and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

d)Distributions to Shareholders: It is the Fund’s policy to distribute all net investment income and all net realized gains, in excess of any available capital loss carryovers, at year end. The Fund declared the following distributions.

Record Date	December 26, 2024	December 26, 2023
Ex-Dividend Date	December 27, 2024	December 27, 2023
Payment Date	December 30, 2024	December 28, 2023
Distribution	$1.61 per share	$0.74 per share

The tax character of distributions recorded and paid during the years ended December 31, 2024, and 2023 were as follows: Long Term Capital Gains: 2024: $2,586,133; 2023: $1,184,000.  Ordinary Income: 2024: $0; 2023: $1,126.

e)Use of Estimates: The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates.

2.Management Fee and Other Transactions with Affiliates

The Fund receives investment management and advisory services pursuant to the Investment Advisory Agreement, effective February 1, 2024, renewed with an effective date of February 1, 2025, between the Fund and the Adviser, that provides for fees to be paid at an annual rate of; (I) 2.0% of the first $10 million of average daily net assets, (ii) 1.90% of such net assets from $10 million to $25 million; (iii) 1.80% of such net assets from $25 million to $50 million; (iv) 1.50% of such net assets from $50 million to $100 million; and (v) 1.25% of such net assets over $100 million. The Adviser pays the cost of all management, supervisory and administrative services required for the operation of the Fund. These include: salaries of personnel, research, data processing, printing, postage, franchise taxes, consultants’ fees, clerical, administrative, marketing and advertising expenses, custodian, registration, auditing, approved third-party services, and bank fees; also, legal fees associated with registration, and fidelity bonding for officers, as required by the Investment Company Act of 1940.The Adviser shall not pay those expenses of the Fund which are related to legal suits against the Fund or if the Fund is required to pay excise or income taxes or penalties associated with those taxes. The Adviser shall not pay brokerage commissions or Security and Exchange Commission (“SEC”) transaction fees. These are considered investment and not operation expenses.

3.Capital Stock Transactions

As of December 31, 2024, there were 4,000,000 shares of $0.01 par value capital stock authorized. Transactions in capital stock were as follows:

Year Ended December 31, 2024		Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2023
Shares		Amount	Shares	Amount
Shares Sold	55,742	$1,406,308	20,750	$447,851
Distributions Reinvested	104,706	2,520,284	52,346	1,184,599
	160,448	3,926,592	73,096	1,632,450
Shares Redeemed	(103,407)	(2,514,125)	(176,245)	(3,769,973)
Net Increase (Decrease)	57,041	$1,412,467	(103,149)	$(2,137,523)

4.Purchases and Sales of Investment Securities / Federal Tax Cost Information

For the year ended December 31, 2024, purchases, and proceeds from sales of long-term securities were $16,855,406 and $21,449,617, respectively. On December 31, 2024, the cost of investments for Federal income tax purposes was $27,853,594. Accumulated net unrealized appreciation on investments was $12,944,090 consisting of $13,299,736 gross unrealized appreciation and $355,646 gross unrealized depreciation.

5.Federal Income Tax

As of December 31, 2024, the components of distributable earnings on a tax basis were as follows:

Unrealized appreciation	$12,944,090
Distributable earnings	$12,944,090

For the year ended December 31, 2024, the Fund recorded the following reclassification: distributable earnings increased by $191,667and net capital paid in on shares of stock was decreased by $191,667. The reason for this year’s reclassification was the result of permanent differences between the financial statements and income tax reporting requirements related to net operating losses being reclassified to net capital paid in on shares of stock. This had no effect on the Fund’s net assets.

6.Commitments and Contingencies

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects the risk of loss to be remote.

7.Market and Geopolitical Risks

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

8.Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

9.Operations and Oversight

The Fund operates as a single operating segment. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed as a whole by the President and Vice President of the Fund, who is responsible for the oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Volumetric Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Volumetric Fund, Inc. (the “Fund”) as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, and the changes in net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the year ended December 31, 2022, and prior, were audited by other auditors whose report dated February 22, 2023, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

February 24, 2025

AVAILABLITY OF PROXY VOTING RECORD (Unaudited)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by contacting the Fund at 800-541-3863 or info@volumetric.com; (ii) on or through the Fund’s website, at volumetric.com; and (iii) on the SEC’s website at sec.gov.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

None.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Shareholders voted on proposals during the first half of the year. This information was previously provided in the semi-annual Form N-CSR filing, dated June 30, 2024.

9.1 The Annual Shareholder Meeting was held on May 15, 2024.

9.2 The entire Board was up for election. The following Directors were re-elected to the Board of Directors: Jeffrey M. Gibs, Irene J. Zawitkowski, Josef Haupl, Alexandre M. Olbrecht, Cornelius O’Sullivan, Stephen J. Samitt, Allan A. Samuels, Raymond W. Sheridan, and Stacey S. Yanosy.

9.3 The following proposals were voted upon by shareholders:

•To elect nine directors to hold office until the next annual meeting of shareholders and until their successors are elected to qualify;

•To ratify the Board of Director’s selection of the firm Cohen & Company, Ltd. as the independent registered accounting firm of the Fund for the fiscal year ending December 31, 2024

Proposal	For	Against	Abstain	Total
1. To elect nine (9) directors to hold office until the next annual meeting of shareholders and until their successors are elected to qualify;
1.01 Jeffrey M. Gibs	1,058,942.71	0	0	1,058,942.71
1.02 Irene J. Zawitkowski	1,058,279.11	0	663.59	1,058,942.71
1.03 Josef Haupl	1,055,028.95	0	3,913.76	1,058,942.71
1.04 Alexander M. Olbrecht, PhD.	1,058,942.71	0	0	1,058,942.71
1.05 Cornelius O’Sullivan	1,055,028.95	0	3,913.76	1,058,942.71
1.06 Stephen J. Samitt	1,055,028.95	0	3,913.76	1,058,942.71
1.07 Allan A. Samuels	1,055,028.95	0	3,913.76	1,058,942.71
1.08 Raymond W. Sheridan	1,055,028.95	0	3,913.76	1,058,942.71
1.09 Stacey S. Yanosy	1,055,028.95	0	3,913.76	1,058,942.71

2. To ratify the Board of Director’s selection of Cohen & Company, Ltd. as the independent registered accounting firm of the Fund for the fiscal year ending December 31, 2024;	1,038,716.34	0	20,226.36	1,058,942.71

Item 10.  Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Directors who are not Interested Directors of the Adviser received a fee for each board or committee meeting they attended. Directors’ fees had no effect on the Fund’s expenses and expense ratio since all their fees were paid by the Adviser. For the period the amounts paid were:

10.1 All directors and all members of any advisory board for regular compensation were paid in total $14,244.

10.2 Each director and to each member of an advisory board for special compensation. No special compensation was paid.

10.3 Officers of the Adviser received no compensation for participation on the Board.

10.4 There are no affiliated persons.

Item 11.  Statements Regarding Basis for Approval of Investment Advisory Contract.

The Investment Advisory Agreement (“Agreement”) was renewed between Volumetric Fund, Inc. (the “Fund”) and Volumetric Advisers, Inc (the “Adviser”). It was discussed and approved at the December 4, 2024 4th Quarter Board Meeting, after reviewing the various points listed below. The effective date of the Agreement is February 1, 2025. It was noted that this Agreement is materially the same and the fees are the same as the previous Agreement. The Board of Directors evaluated the terms of the Agreement and whether the renewal was in the best interests of the Fund and its shareholders. The Board was presented a 15(c) information document that had been completed by the Adviser. This document addressed items related to the SEC Section 15(c) Rule and the Gartenburg factors, which includes the suitability of the Adviser and the fees the Fund incurs.

The Director approvals were based on a consideration of all the information provided to the Directors, and not as the result of any single factor. Some of the factors that figured particularly in the deliberations are described below, although individual Directors may have evaluated this information differently, ascribing different weights to various factors. The Board did not rely on the comparison of the services and fees with those of other investment advisers. The Adviser is not engaged in any similar investment advisory contracts to make a comparison.

The following factors were presented and discussed with the Directors:

• The investment performance of the Fund and the investment adviser:

The Board reviewed the investment performance of the Fund. On a regular basis, the Adviser provides the Board with information regarding the performance of the Fund and discusses the factors contributing to the performance. Due to the unique tactical investment allocation approach of the Fund, the Fund uses both the S&P 500 Index and the FTSE 3-Month Treasury Bill Index as its benchmarks. While it is difficult to compare the Fund directly with a peer group, the Board believes the performance meets their expectations, based upon the objectives of the Fund. The Board concluded that the Adviser continued to effectively manage the portfolio in accordance with its fundamental investment strategy, as outlined in the Prospectus.

• The nature, extent and quality of the services provided by the investment adviser to the Fund:

The Board considered the nature and quality of the services to be provided by the Adviser to the Fund. The Board considered the overall reputation and capabilities of the Adviser, its investment allocation and stock selection approach, decision-making processes, the fact that the Adviser has managed the Fund since inception, its established relationship with shareholders, its commitment to provide quality investment advisory and other services to the Fund.

With respect to investment advisory services, the Board considered the professional experience of the personnel at the Adviser who have performed investment research and managed the portfolio’s investments. The Adviser would continue to provide all administrative, accounting, compliance and other services required by the Fund, including overseeing and coordinating the activities of third-party service providers.

The Board considered the Fund’s compliance program established pursuant to Rule 38a-1 under the 1940 Act. The Board, on a regular basis, receives and reviews information from the Fund’s Chief Compliance Officer (“CCO”) regarding the Fund’s compliance program. It was noted there are no compliance or legal issues.

The Board then considered the Adviser’s financial condition. The Board believes the Adviser has the financial resources to fulfill its obligations under the new advisory agreement.

• The fees and cost of services to be provided:

The Board concluded that the fees paid were reasonable for a fund of such asset size. The Board reviewed the fees and expense ratio under the renewed agreement. It was noted that the fees under the agreement remained the same and the overall expense ratio was not expected to differ materially.

The management fee paid to the Adviser may be a little higher than average; however, other funds incur other charges directly to the fund, which are different from Volumetric Fund. Instead, the Adviser pays all expenses of the Fund. These unitary fees include: salaries of personnel, services of specific third parties, research, data processing, printing and postage, clerical, administrative, advertising and marketing expenses. Furthermore, the Adviser also pays the Fund’s Chief Compliance Officer, its Board of Directors, custodian fees, federal registration fees, state registration fees, franchise taxes, legal and auditing fees, and all other operating expenses, such as shareholder reports and proxy statements. The Adviser does not pay the Fund’s brokerage commissions and SEC transaction fees.

• The extent to which economies of scale will be realized as the Fund grows and the benefit to shareholders; and

The Board recognized that one method to help ensure that shareholders benefit in economies of scale is to include breakpoints in a fund’s advisory fee schedule. The advisory agreement has breakpoints which provide for a reduction of the advisory fee as assets increase. These breakpoints are similar to the previous advisory agreement. After reviewing these and other related factors, the Board agreed that the proposed fee arrangements continued to provide appropriate sharing of economies of scale between the Fund shareholders and the Adviser.

• The profits to be realized by the Adviser from the relationship with the Fund;

The Board also considered the cost of the services to be provided and the Adviser’s expected profitability from its relationship with the Fund. The Board reviewed the Adviser’s financial information regarding the Fund. It was noted that the Adviser would provide directly or through third parties all of the services necessary for the Fund’s operations and that the advisory fees paid to Volumetric Advisers reflect these obligations. The Board recognized that the Adviser is entitled to earn a reasonable level of profit for the services it provides to the Fund and the entrepreneurial risk that it assumes as the investment adviser.

The motion to approve Volumetric Advisers, Inc. as the Fund’s investment adviser was unanimously approved by the Board and by the Independent Directors.

The Adviser did not receive any soft dollar arrangements.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

  Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

  Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

  Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

  There were no material changes to the procedure.

Item 16. Controls and Procedures.

a.The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

b.  There were no material changes to the internal controls over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

  Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

  None.

Item 19.  Exhibits.

(a)(1) Code of Ethics and the SOX Code of Ethics are filed herewith.

Certifications:

(a)(2)(a) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(2)(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

/s/ Jeffrey Gibs

Jeffrey Gibs

President

                February 24, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                By

                /s/ Alex Aleman

                Alex Aleman

                Vice President

                February 24, 2025

(Registrant) Volumetric Fund, Inc.